SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 26, 2001


                             MICREL, INCORPORATED
                          --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                                --------------
                 (State or Other Jurisdiction of Incorporation)


        0-25236                                        94-2526744
      -----------                                    --------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


                2180 Fortune Drive, San Jose, CA         95131
              --------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                 (408) 944-0800
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               ------------------
         (Former Name or Former Address, if Changed Since Last Report)


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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.      Other Events.

The following members of the Registrant's Board of Directors and Executive Officers of the Registrant have adopted plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading in shares of the Registrant's common stock, no par value :

     Raymond D. Zinn


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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                        (the Registrant)


                                    By:  /s/ Raymond D. Zinn
                                        -------------------------------------
                                             Raymond D. Zinn
                                        President and Chief Executive Officer

Dated:  November 26, 2001


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